Exhibit 99.1

ONDAS × GATE Technologies Ltd.
NASDAQ: ONDS

ONDAS ACQUIRES GATE TECHNOLOGIES

Expanding the Precision-Strike Platform with Electronic Safe & Arm and Advanced Fuze Technology

Ondas has acquired GATE Technologies, an Israeli developer of Electronic Safe & Arm Devices and advanced electronic fuzing technologies, together with Bron Technologies, GATE's European manufacturing, certification and company affiliate.

GATE products are integrated into more than dozens of weapon systems, including rockets, missiles, UAVs and loitering munitions. The acquisition adds a mission-critical technology layer to Ondas' Precision Strike platform and expands engineering, production and customer access across the United States, Europe, Israel and allied markets.

ACQUISITION HIGHLIGHTS

- Adds electronic safety, arming and initiation technology for missiles, rockets, loitering munitions, UAVs and other autonomous effects.
- Products integrated into more than dozens of weapon systems, including approximately 100 reported RUBI LM configurations.
- Adds Israeli engineering and NATO-based, non-ITAR production, certification and distribution through Bron Technologies in Poland.
- Establishes a path to U.S. engineering, integration, qualification and production, with U.S.-produced finished products and integrated systems targeted for the first half of 2027.
- Consideration of $205 million, the majority of which is payable in cash, plus a working capital adjustment and up to $185 million in performance-based earn-out consideration; the acquired business is expected to contribute more than $130 million of aggregate Adjusted EBITDA through 2028.





STRATEGIC FIT

Safe-and-arm systems determine when a munition remains safe, may arm and may initiate. They are essential components in compact, configurable and fully electronic weapon architectures.

GATE adds specialized technology within the weapon architecture, complementing Ondas capabilities in autonomous strike, propulsion, mission systems, resilient communications, engineering, production and software-enabled mission management.

www.ondas.com | www.gate-dev.com

ONDAS × GATE Technologies Ltd.

NASDAQ: ONDS

INTEGRATION PRIORITIES

Safe-and-arm systems determine when a munition remains safe, may arm and may initiate. They are essential components in compact, configurable and fully electronic weapon architectures.

GATE adds specialized technology within the weapon architecture, complementing Ondas capabilities in autonomous strike, propulsion, mission systems, resilient communications, engineering, production and software-enabled mission management.

CUSTOMER CONTINUITY

Continue supporting GATE's established defense OEM and weapon-program customers.

GLOBAL LOCALIZATION

Build on Israeli engineering and Poland-based non-ITAR production while establishing U.S. engineering, integration, qualification and production capabilities.

CAPACITY AND QUALIFICATION

Expand production capacity, engineering and qualification resources to support additional programs.

PRECISION STRIKE ARCHITECTURE

Connect GATE fuzing technology across relevant Ondas autonomous strike, mission-system, communications, engineering and production capabilities.

TECHNOLOGY PORTFOLIO

RUBI ELECTRONIC SAFE & ARM DEVICES

GATE's RUBI family combines proprietary LEEFI initiation technology with a compact, fully electronic architecture with no moving parts. Products can be configured for mission-specific arming conditions, sensors, triggering functions and form factors.

RUBI LOITERING MUNITIONS

A loitering-munition ESAD platform with approximately 100 developed configurations.

PLATFORM APPLICATIONS

Wired and wireless disposable fuzing solutions for infantry and demolition applications, supported by a patented pairing solution and soldier-operated initiation capability.

TACTICAL FUZING SOLUTIONS

Rockets, missiles, gravity-release weapons, UAVs, loitering munitions, high-G platforms, tandem-charge systems and motor ignition.

Forward-Looking Statements

Statements made in this fact sheet that are not statements of historical or current facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed in our most recent Annual Report on Form 10-K and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

www.ondas.com | www.gate-dev.com